COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
                         COMPOSITE INCOME FUND
                    COMPOSITE TAX-EXEMPT BOND FUND

REVISION DATED NOVEMBER 1, 1997 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997

The following provision, in the section titled "How Shares Can be Purchased," is modified to read:

Effective November 1, 1997, qualified employee benefit plans (including SEPs and SIMPLEs) which have more than 100 participants or which have more than $500,000 invested in those Composite funds offered with an ititial or contingent deferred sales charge are also entitled to buy Class A shares without an initial sales charge. Such plans which were eligible for this privilege prior to November 1, 1997, when the requirement was 10 participants or more than $25,000 invested, continue to be entitled to purchase Class A shares with no initial sales charge.